                                                                   EXHIBIT 10.16

                                SERVICE AGREEMENT

        This Agreement is made as of April 22, 1996 between IXC Carrier, Inc., formerly known as "Communications Transmission Group, Inc.", a Nevada corporation ("Lessor"), 5000 Plaza on the Lake, Suite 200, Austin, Texas 78746, and CRL Network Services, a California Corporation ("Lessee"), One Kearny Street, Suite 1450, San Francisco, California 94108.

                                   BACKGROUND

        This Agreement is made with reference to the following facts:

        A. Lessee and IXC are parties to that Certain Digital Service Agreement dated as of July 13, 1994.

        B. The parties desire to terminate the Prior Agreement pursuant to the terms set forth below and include the existing service and corresponding termination liabilities into this Agreement.

        1.     SCOPE AND RATES.

               (a) Lessor shall use its best efforts (considering the needs of its other customers) to provide Service for which a Purchase Order has been accepted. The rates for Service are set forth in Exhibit D, unless otherwise specified in the applicable Purchase Order. Lessee may also order the services listed in Exhibit B, subject to availability.

               (b) Lessee may reconfigure on-net DS-1's into a on-net DS-3 with no penalty and a new one (1) year term starts upon completion of reconfiguration. if reconfiguration results in a revenue reduction, such reduction will be billed as "Undesignated Billing" until replaced. Upon conversion to a full DS-3, Lessee agrees that the DS-3 hand off in both cities will be at the 45 Mbps level. The hand off in either city may be at the individual DS-l level through a Multiplex provided by Lessor at the rates in Exhibit B hereunder or such multiplex may be provided by Lessee in a rack space provided by Lessor at rates in Exhibit B hereunder. Lessee may also reconfigure on-net DS-1's or DS-3's after three (3) months as long as one of the original cities remains the same, and the monthly billing is equal to or greater than that of the reconfigured service. If the monthly billing is not equal to or greater than the reconfigured service, the difference will be billed as "Undesignated Billing" until replaced. Costs for reconfiguration are listed in Exhibit B hereunder.

               (c) Lessee and Lessor also agree that Lessee shall be entitled to certain advance discounts for attainment of the [**] level ("Discount"). In order to facilitate the computation of such Discount the total amounts shown on each monthly invoice shall be stated as a Discounted and as an Undiscounted amount for each service for which a discount is applicable. The rates listed on Exhibit D are the rates after allowing for such discount. The rates listed on Exhibit D-l are the Undiscounted rates ("Undiscounted"). If Lessee reaches the [**] Attainment Level within twenty-four (24) months, Lessee may pay the Discounted amounts as long as Lessee is in the process of reaching or has reached the [**] billing level during the first twenty-four (24) months from the date of this Agreement. Should Lessee fail to reach the [**] Attainment Level within twenty-four (24) months, Lessee must pay the Undiscounted amounts from the twenty-fifth (25th) month forward until the [**] billing level is attained or 2 years, whichever occurs first. Upon attainment of the [**] billing level Lessor will notify Lessee that the rates on Exhibit D-1 apply and that the [**] revenue level has a new one (1) year term.

               (d) If Lessee attains the [**] billing level for all services, all new and renewal service shall be rated at the rates listed on Exhibit D-2.

        2.     PAYMENTS.

               (a) Lessee shall pay Lessor each month within 30 days of the date of invoice: (i) the monthly lease rate (prorated for any partial month) for each Available Circuit; and (ii) the charges for other services received. The first invoice shall be for the first two months; each invoice thereafter shall be for the following month. If any invoice is not paid when due: (i) a late charge shall accrue equal to 1-1/2% (or the maximum legal rate, if less) of the unpaid balance per month; and (ii) Lessor may suspend or terminate the Service.

        3.     TERM.

               (a) The term hereof shall continue through the end of the Circuit Lease Term which is last to expire, if Service continues thereafter, the applicable rates will be equal to 120% of the rates hereunder and Service may be terminated by either party upon 30 days' notice. Lessor shall notify Lessee of impending Circuit Term Date and Lessee shall have sixty (60) days after the notification of Term Date to renew before the 120% applies Lessee may terminate any Circuit upon 90 days' notice; provided that if termination occurs: (i) prior to the Activation Date, Lessee shall reimburse Lessor for all costs of the implementation of such Circuit; and (ii) on or after such date, Lessee shall pay: (A) all charges for Service previously rendered; and (B) the amount due through the end of the applicable Circuit Lease Term (Lessor shall try to re-lease such Circuit for such term, refunding to Lessee the amount so collected, if any). If Lessor: (i) fails to provide Service within six months of the Requested Service Date; or (ii) fails to cure a


[**]Pursuant to a request for confidential treatment, price information in this document has been omitted and separately filed with the Securities and Exchange Commission.

material breach hereof within 45 days of notice from Lessee, Lessee may, as its only remedy, terminate the affected Circuit.

               (b) Revenue for service is committed for the term of the contract, but service may be reconfigured after three (3) months as reflected in
Section 1(b) of this Agreement.

        4. LIMITS OF LIABILITY. Lessor shall not be liable for any direct, indirect, reliance, or consequential damages, whether foreseeable or not, or for any damage to property, loss of profits cost of replacement services, or claims of customers for service problems caused by any defect, delay in availability, or failure the Service or by any other cause. In no event shall Lessor be liable in excess of the aggregate amount it has collected from Lessee hereunder. Lessor shall give Lessee a credit in accordance with its then current outage policy for periods in which any Circuit loses continuity and fails to comply with applicable specifications. Such credit shall be Lessee's sole remedy with respect to such an event; provided, however, that no such credits shall be allowed and Lessor shall not be liable for any Service defect from causes outside its control, including accidents, cable cuts, fires, floods, emergencies, government regulation, wars, or acts of God. LESSOR DISCLAIMS ALL EXPRESS AND IMPLIED WARRANTIES RELATING TO SERVICE, INCLUDING BUT NOT LIMITED TO, WARRANTIES OF MERCHANTABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE. LESSEE HAS NOT RELIED ON ANY REPRESENTATION NOT SET FORTH HEREIN. LESSEE SHALL INDEMNIFY LESSOR FROM ANY CLAIMS MADE BY ANY LESSEE CUSTOMER.

        5. GENERAL TERMS. This Agreement shall be construed under the laws of Texas. All notices shall be in writing and shall be deemed given as of the date of delivery to the addresses set forth above. The waiver of a breach hereof shall not be construed to be a waiver of any subsequent breach. Lessor may terminate this Agreement without liability if Lessee becomes bankrupt or insolvent. Each party may refer any dispute relating hereto to arbitration in Austin, Texas under the rules of the American Arbitration Association. If any term hereof is held to be invalid or unenforceable, this Agreement shall be construed without such invalid or unenforceable term. This Agreement is the entire agreement between the parties pertaining to the Circuits. This Agreement may only be modified by an instrument in writing executed by each party. Neither party may assign this Agreement without the written consent of the other party; provided, however, that a security interest in this Agreement may be granted by Lessor to its lenders. The rates hereunder do not include any sales, use or utility taxes. Lessee shall pay to Lessor any such taxes that Lessor may be required to collect or pay.

        6. DEFINITIONS. For purposes hereof: "Available" means all necessary equipment for a Circuit has been installed. "Activation Date" means the date a Circuit is first made Available to Lessee. "Circuit" means a DS-0, DS-l or DS-3. "Circuit Lease Term" means the term of a Circuit specified in the applicable Purchase Order. "Circuit Mileage" means the length of a Circuit specified in the applicable Purchase Order. "DS-0" means a circuit complying with TR-TSY-000333 "Switched and Special Access Services -Transmission Parameter Limits and Interface Combinations" Issue 1, July 1990. "DS-1" means a circuit complying with AT&T Tech. Ref. Pub. 62411, December 1990, with Addendum 1, March 1991, and Bellcore TR-MWT-000499, Issue 5, December 1993. "DS-3" shall mean a circuit meeting the specifications set forth in AT&T Technical Reference Pub. 54014 Addendum 1, November 1992 and Bellcore TB-NWT-608499, Issue 5, December 1993. "Purchase Order" means any Lessee purchase order accepted by Lessor. "Requested Service Date" means the date Service on a Circuit is requested to commence specified in the applicable Purchase Order. "Service" means transmission service provided between North American DSX standard cross-connect panels located in Lessor's terminal locations. "CFA" shall mean Cable Facility Assignment for access to the local exchange.

        7. Lessor agrees to provide "CFA" to Lessee in three (3) business days for service provided On-net and in five (5) business days for service provided Off-net. Lessor has agreed to provide Lessee with up to 20 CFA's at no cost to Lessee.

        8. Lessor agrees to allow Lessee access to Lessee's choice of local service providers so long as such local service providers are already in Lessors Point of Presence (POP) or will make provisions with Lessor, under Lessor's contractual terms and conditions, to provide service in Lessor's Point of Presence (POP).

        9. Lessor agrees that when Lessee installs more than one (1) inter-city service in Lessor's POP at the same time, the installation charge will be the cost of installing one (1) inter-city service.

        To confirm their agreement to be bound hereby, the parties have executed this agreement below:

IXC Carrier, Inc.                               CRL Network Services
5000 Plaza on the Lake, Suite 200               One Kearny Street.  Suite 1450
Austin, Texas 78746-1050                        San Francisco, California 94108
Attention: Vice President of Sales & Marketing  Attention:  Mr. Jim Couch
Telephone No.: (512)328-1112                    Telephone No.: (415)837-5300
Facsimile No.: (512) 328-7902                   Facsimile No.: (415)392-9000

By:                                          By:  /s/ J. Couch
   --------------------------------------       -------------------------------
                                                J. Couch  Pres.
   --------------------------------------       -------------------------------
    (Please Print - Name and Title)             (Please Print - Name and Title)

                                LIST OF EXHIBITS

   Exhibit A     Form of Purchase Order
   Exhibit B     Maintenance and other Additional Services.
   Exhibit C     List of On-net Cities
   Exhibit D     Discounted Rates
   Exhibit D-1   Undiscounted Rates
   Exhibit D-2   List of Rates for Service at the [**] Attainment Level or above
   Exhibit E     Existing Circuits

--------

[**]Pursuant to a request for confidential treatment, price information in this document has been omitted and separately filed with the Securities and Exchange Commission.

                                EXHIBIT "A" FORM


                            [Form of Purchase Order]

                                    EXHIBIT B
                          CUSTOMER MAINTENANCE SUPPORT

        IXC Carrier, Inc.'s (hereinafter referred to as IXC) standard fees for customer maintenance support services are as follows (unless set by precedence in a service contract):

        Maintenance services shall be defined as all work performed by IXC on equipment provided by or on behalf of the Customer, or supervision of the Customer's work within IXC's terminate facilities. Maintenance Service charges are not billed for troubles found within that portion of a circuit provided by IXC. The following billing rates apply for these services:

               A. [**] per hour (4 hour minimum-if dispatch is required) Monday through Friday during the business hours of 8:00 a.m. - 5:00 p.m. local time, exclusive of the following holidays:

                      New Years Day
                      President's Day
                      Memorial Day
                      Independence Day
                      Labor Day
                      Thanksgiving Day and the day after Thanksgiving Christmas Day

               B. [**] per hour (4 hour minimum) for overtime work done after business hours (defined above) and/or on holidays (defined above) and/or all day on Saturdays and Sundays.

               C. As requests for maintenance services are typically made via telephone, IXC must be advised, in writing as to the person(s) who are authorized to request service. It is the Customers responsibility to keep IXC apprised of any changes to its list of representative(s).

               D. To request technical assistance and help under the maintenance services, a call must be made to our Network Control Center at 1-800-526-2488. This number should be used for IXC technical assistance, troubleshooting or testing of circuits, not for service impairment or outages. The person calling in must be on the authorized list in order to commit for charges for this technical assistance. If that person is not on the list, the request cannot be accommodated.


--------

[**]Pursuant to a request for confidential treatment, price information in this document has been omitted and separately filed with the Securities and Exchange Commission.

                      1. The Network Control Center personnel will take the call, record the caller's name and phone number along with facts concerning the assistance and support needed. The caller will then be given the number of the "Assistance Ticket."

                      2. Upon completion of work, this "Assistance Ticket" will be given to IXC's Accounting Department, and the customer will subsequently be billed based upon the information on that ticket. A copy will be attached to the invoice.

               E. Except for emergencies, IXC technicians cannot be dispatched unless requests are made in accordance with the above call-out procedure.

                  ANCILLARY PRICING SCHEDULE FOR ON-NET SERVICE


NON-RECURRING CHARGES                   DS-1                         DS-3
---------------------                   ----                         ----
New Order Installation (On-Net)         $[**]                        $[**]
New Order Installation (Off-Net)        ICB                          ICB
Order Change (less than 5 business      $[**]                        $[**]
days)
Order Cancellation (less than 5         $[**]                        $[**]
business days)
ASR (new or disconnect) (Special        $[**]                        $[**]
Access Only)
ASR Supplement                          $[**]                        $[**]
Order Expedite                          $[**]                        $[**]
Reconfiguration                         Same as install              Same as install
Ramped DS-3 Installation Per DS-1       $[**]                        N/A
Distributed DS-3 Installation Per DS-1  $[**]                        N/A
First 20 CFA's/DS-1 long haul           $[**]                        N/A
    Additional CFA's over 20/DS-1       $[**]                        N/A
    long haul

MONTHLY RECURRING CHARGES               DS-1                         DS-3
-------------------------               ----                         ----
Minimum circuit charge (IXC portion)    $[**]                        $[**]
Cross-connect charge                    $[**]                        $[**]

    Other long haul carrier connected
    to Lessor local access or bypass
    facility (Lessor long haul not
    involved - Lessor's POP used as
    transition point) Local bypass
    charge                              $[**]                        $[**]

    Lessor POP to Lessor POP in same
    city, with no Lessor long haul
    attached at either Lessor POP.

MISCELLANEOUS                           RECURRING                    NON-RECURRING
-------------                           ---------                    -------------
 M13 1  yr Term                         $[**]/mo                     $[**]
     2+ yr Term                         $[**]/mo                     $[**]
     3+ yr Term                         $[**]/mo                     $[**]

ECHO CANCELLER (per circuit end)        $[**]/mo                     $[**]

SECOND END LOOP (Ex: for ADPCM)         $[**]/mo                     $[**]

DEMAND MAINTENANCE                      $[**]/hr 8 a.m. - 5 p.m. M-F.  4 hour minimum if dispatch
                                        is required; $[**]/hr after hours with 4 hour minimum.

RACK SPACE                              ICB - subject to availability.

[**] Pursuant to a request for confidential treatment, price information in this document has been omitted and separately filed with the Securities and Exchange Commission.

SHELF SPACE                             $[**]/ea/mo                          ICB install

DC POWER                                $[**]/amp/mo (5 amp minimum; 5 amp increments)

CIF AC/DC POWER                         ICB

ALL OTHER SERVICES                      See Note (2)

(1)  All of the above charges are subject to change with a 30-day notice.
(2) Services not described above will be considered special handling and charges will be assessed on an individual basis.


DSO ANCILLARY PRICING


New Order Installation                              [**]
Order Cancellation Prior to Turn up                 [**]
Order Expedite                                      [**]
Reconfiguration                                     [**]
(City Pairs the Same)
DACS Charge                                         [**]
(Switching Only)
DSP DACS Port Charge                                [**]
DS1 DACS Port                                       [**]
Minimum Charge per DS-0                             [**]

Notes:

1. All of the above charges are subject to change with a 30 day notice.

2. Services not described above will be considered special handling and charges will be assessed on an individual basis.



[**] Pursuant to a request for confidential treatment, price information in this document has been omitted and separately filed with the Securities and Exchange Commission.

                                    EXHIBIT C

                           ON-NET DS-1 AND DS-3 CITIES

ARIZONA
Phoenix  LATA 666                 Tucson  LATA 668
   Phelps-Dodge Twr. Ste 1702        Arizona Bank Bldg.
   2600 N. Central (602) 279         33 N. Stone, Suite 1610
                                     (520) 792

CALIFORNIA
Bakersfield LATA 734              Fresno  LATA 728                Fresno Ter
   1430 Truxton Ave. Ste 730         4605 E. Vine                    Guarantee Savings
   (805) 327                         (209) 486                       B1171 Fulton Mall, Ste. 1201
                                                                     (209) 268

Los Angeles  LATA 730             San Diego  LATA 732             San Francisco  LATA 722
   One Wilshire                      8933 Complex Dr.                Metropolitan Life Bldg.
   624 S. Grand, Suite 1615          (619) 569                       425 Market St., Ste 3800C
   (213) 689                                                         (415) 543

Sunnyvale  LATA 722
   111 Uranium
   (408) 739

COLORADO
Colorado Springs  LATA 658        Denver  LATA 656
   102 S. Tejon, Suite 780           Bell Building
   (719) 471                         931 14th Street, Ste. 622
                                     (303) 572

DISTRICT OF COLUMBIA
Washington, D.C.  LATA 236
   1828 L Street N.W., Ste. 260
   (202) 833

ILLINOIS
Chicago  LATA 358
   Prudential Building
   130 E. Randolph, Suite 4001
   (312) 637

INDIANA
Indianapolis  LATA 336            Southbend  LATA 332
   Merchants Bank Bldg.              211 West Washington St.
   11 S. Meridian                    19th Floor
   Suite 1798/1799                   (219) 233
   (317) 637

MARYLAND
Baltimore  LATA 238
   1220 S. Howard
   (301) 752

MICHIGAN
Ann Arbor                         Battle Creek                    Bay City
   1615 Plymouth Rd.                 Arizona Bank Bldg.              100 E. Hart
   (313) 994                         33 N. Stone, Suite 1610         (517) 667
                                     (520) 792

Detroit  LATA 340                 Detroit                         Flint
   Book Bldg, Suite 2609             1860 Gratiot Ave.               2001 S. Grand Traverse
   1249 Washington Blvd.             (313) 259                       (313) 767
   (313) 961

Grand Rapids                      Jackson                         Kalamazoo
   209 Graham, S.W.                  170 W. North Street             303 Mills St.
   (616) 235                         (517) 783                       (616) 385

Lansing                           Midland                         Pontiac
   230 South St.                     1000 Jefferson                  324 S. Saginaw
   (517) 631                         (517) 631                       (313) 338

Royal Oak                         Saginaw
   3100 W. 14 Mile Rd.               315 Meredith
   (313) 435                         (517) 771

MISSOURI
Kansas City  LATA 524             St. Louis  LATA 520
   Bank of Kansas City               900 Walnut, Suite 220
   1125 Grand Ave., Suite 1704       (314) 231
   (816) 283

NEVADA
*Las Vegas  LATA 821
   Centel Bldg., Ste. 400
   125 S. Las Vegas Blvd.
   (702) 388

NEW JERSEY
Newark  LATA 224
   744 Broad Street, 3rd Floor
   (201) 824

NEW MEXICO
Albuquerque  LATA 664
   200 Lomas Blvd., N.W.
   13th Floor
   (505) 247

NEW YORK
New York  LATA 132
   60 Hudson St., Ste. 206
   (212) 285

OHIO
Akron  LATA 325                   Cincinnati  LATA 922            Cleveland  LATA 320
   1 Cascade Plaza, Suite 1950       2300 Carew Tower                R.F. Keith Bldg., Suite 2117
   Main & Bowery                     Suite 4701                      1621 Euclid Ave.
   (216) 535                         441 Vine St.  (513) 651         (216) 771

Columbus  LATA 324                Dayton  LATA 328                Toledo  LATA 326
   Borden Bldg., Level 2B            1 National Bank Bldg.           319 Madison Ave., Ste. 29017
   180 E. Broad St.                  Suite 2220                      (419) 242
   614(469)                          130 W. Second (513) 461

OKLAHOMA
Oklahoma City  LATA 536           Tulsa  LATA 538




   Liberty Tower                     Lookout Mountain
   100 N. Broadway, Ste. 3020        3500 S. 26th West Avenue
   (405) 232                         (918) 584
                                     (918) 446

PENNSYLVANIA
Philadelphia  LATA 228            Pittsburgh  LATA 234
   2401 Locust St., 2nd Floor        Oliver Building
   (215) 564                         535 Smithfield St., Ste.
                                     2650
                                     (412) 281

TEXAS
Abilene  LATA 550                 Amarillo  LATA 546              Austin  LATA 558
   1049 N. Third, Suite 500          Amarillo Petroleum Bldg.        621 Pleasant Valley Road
   (915) 675(216) 535                203 W. 8th, Suite 607/608       (512) 389
                                     (806) 373

Corpus Christi  LATA 564          Dallas  LATA 552                El Paso  LATA 540
   606 N. Carancahua, Ste 816        Tower of the Americas           El Paso National Bank Bldg.
   Wilson Plaza                      2323 Bryan, Suite 380           201 E. Main, Suite 1702
   (512) 882                         Electra                         (915) 533
                                     2223 Houston St.
                                     (214) 954 (214) 969

Fort Worth  LATA 552              Harlingen  LATA 568             Houston  LATA 560
   WT Waggiber Blvd.                 513 E. Jackson                  293 N. Main Street
   810 Houston Suite 1705            Matz Building                   (713) 224
   (817) 870                         (210) 425

Lubbock  LATA 544                 McAllen  LATA 568               Midland  LATA 542
   1220 Broadway, #1901              200 S. 10th Street, Suite       KMID - TV Studio
   (806) 762                         704                             La Force Blvd. &
                                     (210) 687                       Air Terminal
                                                                     (915) 561

San Angelo  LATA 961              San Antonio  LATA 566           Waco  LATA 556
   36 E. Twohig, 15th Floor          660 S. Santa Rosa               100 S. 26th Street
   (915) 653                         (210) 225                       (817) 750

*Price on an Individual Case Basis (ICB)

INSTALLED DS-0 CITIES                                            MARCH, 1996

                                  NPA/NNX
ARIZONA
   Phoenix                           602-279
CALIFORNIA
   Los Angeles                       213-622
   San Diego                         619-419
   Stockton                          209-463
DISTRICT OF COLUMBIA
   Washington, DC                    202-245
ILLINOIS
   Chicago                           312-861
MARYLAND
   Baltimore                         410-752
MICHIGAN
   Birmingham                        313-435
MISSOURI
   Kansas City                       816-221
   St. Louis                         314-231
NEW MEXICO
   Albuquerque                       505-247
NEW YORK
   New York City                     212-285
OHIO
   Dayton                            513-252
OKLAHOMA
   Oklahoma City                     405-232
   Tulsa                             918-582
PENNSYLVANIA
   Philadelphia                      215-988
TEXAS                                NPA/NNX
   Austin                            512-389
   Corpus Christi                    512-883
   Dallas                            214-741
   El Paso                           915-533
   Fort Worth                        817-777
   Harlingen                         210-425
   Houston                           713-224
   San Antonio                       210-222
   McAllen                           210-632
VIRGINIA
   Norfolk                           804-622


Total DS-0 Cities              26

All Cities are equipped for DSO services

Additional cities will be added if cost is justified

                                    EXHIBIT D
                               (DISCOUNTED RATES)

                            List of Rates for Service

                                 On-Net Service

                          Attainment Level          $ [**]

DS-0 Service                                                    I.C.B

DS-1 Service
               Miles
               0-999                                            [**] per DS-0 V&H Mile
               1000 +                                           [**] per DS-0 V&H Mile
DS-3 Service
               Miles
               0-249                                            [**] per DS-0 V&H Mile
               250-999                                          [**] per DS-0 V&H Mile
               1000 +                                           [**] per DS-0 V&H Mile

Service is for a one (1) year term for On-Net.


                                 Off-Net Service

DS-0 Service                                                    I.C.B

DS-1 Service

               Miles
               0-250                                            [**] per DS-0 V&H Mile
               251-999                                          [**] per DS-0 V&H Mile
               1000 +                                           [**] Per DS-0 V&H Mile

DS-3 Service                                                    I.C.B.

        Service is for a one (1) year term of the Underlying Carrier, whichever is greater. If the term of the Underlying Carrier is longer than one (1) year, Lessor will notify Lessee on the Marketing Service Order (MSO) before Lessee's execution of the same.

[**] Pursuant to a request for confidential treatment, price information in this document has been omitted and separately filed with the Securities and Exchange Commission.

                                   EXHIBIT D-1
                              (UNDISCOUNTED RATES)

                            List of Rates for Service

                                 On-Net Service

                          Billing Level             Below $ [**]

DS-0 Service                                                    I.C.B

DS-1 Service

               Miles
               0-999                                            [**] per DS-0 V&H Mile
               1000 +                                           [**] per DS-0 V&H Mile

DS-3 Service

               Miles
               0-250                                            [**] per DS-0 V&H Mile
               251-999                                          [**] per DS-0 V&H Mile
               1000 +                                           [**] Per DS-0 V&H Mile

Service is for a one (1) year term for On-Net.



                                 Off-Net Service

DS-0 Service                                                    I.C.B

DS-1 Service

               Miles
               0-250                                            [**] per DS-0 V&H Mile
               251-999                                          [**] per DS-0 V&H Mile
               1000 +                                           [**] Per DS-0 V&H Mile

DS-3 Service                                                    I.C.B.

Service is for a one (1) year term of the Underlying Carrier, whichever is greater. If the term of the Underlying Carrier is longer than one (1) year, Lessor will notify Lessee on the Marketing Service Order (MSO) before Lessee's execution of the same.

[**] Pursuant to a request for confidential treatment, price information in this document has been omitted and separately filed with the Securities and Exchange Commission.

                                   EXHIBIT D-2
                        (RATES FOR $ [**] AND ABOVE)

                            List of Rates for Service

                                 On-Net Service

                          Attainment Level          $ [**]

DS-0 Service                                                    I.C.B

DS-1 Service

               Miles
               0-999                                            [**] per DS-0 V&H Mile
               1000 +                                           [**] per DS-0 V&H Mile

DS-3 Service

               Miles
               0-250                                            [**] per DS-0 V&H Mile
               251-999                                          [**] per DS-0 V&H Mile
               1000 +                                           [**] per DS-0 V&H Mile

Service is for a one (1) year term for On-Net.



                                 Off-Net Service

DS-0 Service                                                    I.C.B

DS-1 Service

               Miles
               0-250                                            [**] per DS-0 V&H Mile
               251-999                                          [**] per DS-0 V&H Mile
               1000 +                                           [**] Per DS-0 V&H Mile

DS-3 Service                                                    I.C.B.

Service is for a one (1) year term of the Underlying Carrier, whichever is greater. If the term of the Underlying Carrier is longer than one (1) year, Lessor will notify Lessee on the Marketing Service Order (MSO) before Lessee's execution of the same.

[**] Pursuant to a request for confidential treatment, price information in this document has been omitted and separately filed with the Securities and Exchange Commission.

                                    EXHIBIT E

                                Existing Circuits


City Pairs                                          Circuit ID
----------                                          ----------
        Monthly Revenue

San Francisco - Bakersfield                       CRL 015214 ramp-up DS-1
        [**]/month
                                                  CRL015215 ramp-up 2 DS-0's
                                                  CRL015216

Los Angeles - Bakersfield                         CRL008812 DS-3
        [**]/month

Los Angeles - Phoenix                             CRL012294  ramp-up DS-1
        [**/month]
                                                  CRL012294  roll into DS-1
*Full DS-1 Charge should be $751.80               CRL012706  roll into DS-1
at the signing of this Agreement                  CRL012705  roll into DS-1
                                                  CRL013184  roll into DS-1

San Francisco - Los Angeles                       CRL 010322  ramp-up DS-1
        [**]/month

                                                  CRL010322  ramp-up 4 DS-0's
*Full DS-1 Charge should be $735.00               CRL013123  roll into DS-1
at the signing of this Agreement                  CRL013193  roll into DS-1
                                                  CRL013194  roll into DS-1

San Francisco - Sacramento                        CRL010323  DS-0
        [**]/month


* A one (1) year term will begin on these circuits at the signing of this Agreement.

[**] Pursuant to a request for confidential treatment, price information in this document has been omitted and separately filed with the Securities and Exchange Commission.


                                       1